Victory New York Bond Fund Investment Strategy - Victory New York Bond Fund	Feb. 28, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]	The Fund invests primarily in long-term investment-grade securities issued by the state of New York, its political subdivisions, municipalities and public authorities, instrumentalities, and by other government entities, the interest on which is excludable from gross income for federal income tax and New York State and New York City personal income tax purposes (referred to herein as “New York tax-exempt securities”).During normal market conditions, at least 80% of the Fund’s net assets will consist of New York tax-exempt securities. This policy may be changed only by a shareholder vote. The effective duration of the Fund is not restricted but generally is expected to be within three years of the Fund's benchmark. The effective duration of the Fund is not restricted but generally is expected to be within three years of the Fund's benchmark.When weighing the decision to buy or sell a security, the Adviser strives to balance the amount of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond. The Adviser generally intends to hold investments until maturity, resulting in lower portfolio turnover in the Fund, although these intentions may be adjusted in response to the market or other events.In addition, during normal market conditions, at least 80% of the Fund’s annual net investment income dividends will be tax-exempt and excludable from the calculation of the federal alternative minimum tax (“AMT”) for individual taxpayers. This policy may be changed only by a shareholder vote.